UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 21, 2020

Heat Biologics, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

001-35994	26-2844103
(Commission File Number)	(IRS Employer Identification No.)

627 Davis Drive, Suite 400

Morrisville, North Carolina 27560

(Address of principal executive offices and zip code)

(919) 240-7133

(Registrant’s telephone number including area code)

N/A

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0002 par value per share	HTBX	The Nasdaq Stock Market (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 21, 2020, Heat Biologics, Inc. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2018 Stock Incentive Plan to increase the number of shares of common stock that the Company will have authority to grant under the plan by an additional 15,000,000 shares of common stock. A description of the 2018 Stock Incentive Plan, as amended, is set forth in Amendment No. 1 to the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting, which was filed on July 29, 2020 with the Securities and Exchange Commission (the “Definitive Proxy Statement”), in the section entitled “Proposal 3—APPROVAL OF AN AMENDMENT TO OUR 2018 STOCK INCENTIVE PLAN TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THAT WE WILL HAVE AUTHORITY TO GRANT UNDER THE PLAN BY AN ADDITIONAL 15,000,000 SHARES OF COMMON STOCK”, which is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of Amendment No. 3 to the 2018 Stock Incentive Plan, a copy of which is included as an exhibit hereto and attached to the Definitive Proxy Statement as Appendix A.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On August 21, 2020, at the Annual Meeting, the Company’s stockholders voted on the following three (3) proposals and cast their votes as described below.  These matters are described in detail in the Definitive Proxy Statement.

The final results for Proposals 1, 2, and 3 as set forth in the Definitive Proxy Statement are as follows:

Proposal 1 — Election of Directors

The following four (4) individuals were elected as directors, to serve until the 2020 Annual Meeting of Stockholders and until their respective successors have been duly elected and qualified with the following votes:

Name of Director	Votes For	Withheld	Broker Non-Votes

1. Jeffrey Wolf	16,160,632	3,658,320	49,009,774
2. John Monahan, Ph.D.	14,890,085	4,928,867	49,009,774
3. Edward B. Smith, III	14,718,935	5,100,017	49,009,774
4. John Prendergast, Ph.D.	14,904,015	4,914,937	49,009,774

Proposal 2 — Ratification of Appointment of Independent Registered Public Accounting Firm

The stockholders ratified and approved the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020 based on the votes set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes

65,205,989	1,411,845	2,210,892	0

Proposal 3 — Approval of an Amendment to our 2018 Stock Incentive Plan

As further described above in Item 5.02 of this Current Report on Form 8-K, the stockholders approved and adopted Amendment No. 3 to the Company’s 2018 Stock Incentive Plan, which amendment increased the number of shares of common stock that the Company will have authority to grant under the 2018 Stock Incentive Plan by an additional 15,000,000 shares of common stock.  As a result, a maximum of 27,000,000 shares of common stock may be issued under the 2018 Stock Incentive Plan, as amended.  The results of the voting for this approved proposal were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes

12,560,606	6,938,804	319,542	49,009,774

Item 9.01   Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Description

10.1

Amendment No. 3 to the Heat Biologics, Inc. 2018 Stock Incentive Plan (incorporated by reference to Appendix A to the Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on July 27, 2020)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 24, 2020	HEAT BIOLOGICS, INC.

	By:	/s/ Jeffrey Wolf
	Name:	Jeffrey Wolf
	Title:	Chairman, President and Chief Executive Officer